UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 10, 2006

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

                                    1-10799                                                                                               73-1351610
                       (Commission File Number)                                                                          (IRS Employer Identification No.)

               1221 E. Houston, Broken Arrow, Oklahoma                                                                                                                                                             74012
                   (Address of Principal Executive Offices)                                                                                                             (Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

1221 East Houston Street, Broken Arrow, Oklahoma
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 10, 2006 ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing that its wholly owned subsidiary, ComTech Services,  has completed the acqusition of the fixed assets and inventory of Broadband Digital Repairs, Inc. ("BDR"), a premium cable equipment repair facility located in Mishawaka, IN. The total consideration paid for these assets was $180,000. The acquired assets will remain in Mishawaka and become a new ComTech Services repair loction.  A copy of this press release is furnished as exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

      The following exhibit is furnished herewith:

99.1	Press Release dated October 10, 2006, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: October 10, 2006	By: /s/ Kenneth A. Chymiak
Kenneth A. Chymiak
President and Chief Executive Officer

Exhibit Index

Exhibit Number      Description

99.1
99.1	Press Release dated October 10, 2006, issued by the Company